UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2023

Hempacco Co., Inc.
(Exact name of registrant as specified in its charter)

001-41487	83-4231457
(Commission File Number)	(IRS Employer Identification Number)

9925 Airway Road, San Diego, CA	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 779-0715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	HPCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 24, 2023, Hempacco Co., Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Viva Veritas LLC, a Nevada limited liability company (the “Seller”) to acquire (the “Acquisition”) (i) all of the Seller’s shares of stock of Green Star Labs, Inc., a Delaware corporation (“Green Star”), which shares constitute 50% of Green Star’s outstanding stock, and (ii) the Seller’s bottling and gummy line inventory and equipment (the “Assets”), for total consideration of $3,500,000, with $300,000 paid in cash (which was deemed previously paid by the Company), and $3,200,000 paid by the issuance of a convertible promissory note to the Seller (the “Note”).

The Note matures twelve months after issuance, and unpaid principal accrues interest at 10% per annum. The Note is convertible at the election of the holder into shares of the Company’s common stock at any time six months following issuance at a conversion price equal to 95.238% multiplied by the average of the closing bid prices during the three trading days prior to conversion; provided, however, that the holder may not convert the Note into Company common stock to the extent that such conversion would result in the holder’s beneficial ownership of Company common stock being in excess of 4.99% of the Company’s issued and outstanding common stock. Additionally, the Note contains a maximum issuance limitation such that the Note will no longer be convertible after the Company has issued an aggregate of 5,572,000 shares upon conversion of the Note.

The foregoing descriptions of the Purchase Agreement and Note do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and Note, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K (with the Note included as Exhibit A in such Exhibit 10.1) and incorporated in this Item 1.01 by reference in their entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.01. On July 24, 2023, the Company closed the Acquisition and issued the Note to the Seller.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement, by and between Hempacco Co., Inc., and Viva Veritas LLC, dated July 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

HEMPACCO CO., INC.

Dated: July 28, 2023	By:	/s/ Sandro Piancone
Sandro Piancone
Chief Executive Officer

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